Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Transition Report of Yuengling’s Ice Cream Corporation (the “Company”) on Form 10-KT for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Jordan, Chief Executive Officer, certify, pursuant to 18 U.S.C. Sec. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: September 11, 2024

By:	/s/ Richard Jordan
Richard Jordan, Chief Executive Officer
(Principal Executive)